Exhibit 10.10

SUBSCRIPTION AGREEMENT

To:	Inhibikase Therapeutics, Inc. 3350 Riverwood Parkway, Suite 1900 Atlanta, GA 30339 Attn: Chief Executive Officer

From:	[NAME] [ADDRESS] [ADDRESS]

This Subscription Agreement (this “Agreement”) is being delivered to the subscriber identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in the Common Stock, $[PRICE] per share, of Inhibikase Therapeutics, Inc., a Delaware corporation (the “Company”).

1.             SUBSCRIPTION

Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to subscribe for those shares of Common Stock (the “Shares”) indicated on page 7 hereof on the terms and conditions described herein.

2.             SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)               The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(b)               The Subscriber acknowledges its understanding that the sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)                 The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)                The Subscriber realizes that the basis for exemption would not be available if the investment is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)               The Subscriber is acquiring the Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares.

(iv)              The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)               The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Shares. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Shares.

(vi)               The Subscriber (together with its Advisors, if any) has received all documents reasonably requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)               The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to economic considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Shares, and each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)               The Subscriber represents, warrants and agrees that he, she or it will not sell or otherwise transfer any Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Shares on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

(e)               No oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.

(f)                The Subscriber understands and acknowledges that its purchase of the Shares is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

(g)               The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(h)               The Subscriber understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i)                 Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or passed upon or endorsed the merits of an investment therein. There is no government or other insurance covering any of the Shares.

(j)                 The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)               The Subscriber is unaware of, is in no way relying on, and did not become aware of the Company’s offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, and is not subscribing for Shares and did not become aware of the Company’s offering of the Shares through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l)                 The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)              The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(n)               This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(o)               The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds such Subscriber’s Aggregate Purchase Price tendered hereunder.

(p)               The Subscriber is, and on each date on which the Subscriber continues to own the Shares will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.

(q)               The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with Subscriber, included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets ControlI (“OFAC”), as such list may be amended from time to time (such persons or entities are collectively referred to as “Prohibited Persons”), and (ii) to the extent Subscriber has any beneficial owners, (1) it has carried out thorough due diligence to establish the identities of such beneficial owners, (2) based on such due diligence, Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (3) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of Subscriber’s complete withdrawal from the Company, and (4) it will make available such information and any additional information requested by the Company that is required under applicable regulations. If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze Subscriber’s investment, or Subscriber’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose Subscriber’s identity to OFAC or other authorities. Subscriber understands and agrees that any withdrawal proceeds paid to it will be paid to the same account from which Subscriber’s investment in the Company was originally remitted, unless the Company, in its sole discretion, agrees otherwise.

I The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

3.             THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)               The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)               The Shares to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable.

(c)               Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s organizational materials, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d)               Any information furnished by the Company in connection herewith is true and correct in all material respects as of its date.

(e)               The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Shares and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Shares. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.             [RESERVED.]

5.             NOTICES TO THE SUBSCRIBER

(a)               THE SHARES OFFERED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION FURNISHED IN CONNECTION WITH THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)               THE SHARES OFFERED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SUBSCRIBER SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

6.             MISCELLANEOUS PROVISIONS

(a)               Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)               Survival. The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(c)               Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner set forth.

(d)               Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(e)               Assignability. This Agreement is not transferable or assignable by the Subscriber.

(f)                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to conflicts of law principles.

(g)               Jurisdiction and Venue. The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the County of Cobb, State of Georgia, and they hereby submit to the exclusive jurisdiction of the state courts of the County of Cobb, State of Georgia or federal courts in and for the Northern District of Georgia, as applicable, with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement effective as of [DATE].

Shares subscribed for [NUMBER] Shares of Company common stock	Subscription Price $[PRICE]

Manner in which Title is to be held (Please Check One):

1.	Individual	6.	Trust/Estate/Pension or Profit Sharing Plan
2.	Joint Tenant with Right of Survivorship	7.	As Custodian for

3.	Married Community Property		Under the Uniform Gift to Minors
4.	Tenants in Common		Act of the State of
5.	Corporation/Partnership/Limited Liability Company	8.	Married Separate Property
		9.	Tenants by the Entirety

Exact Name in Which Title is to be Held

[NAME]
Name (Please Print)	Name of Additional Purchaser

[ADDRESS]
Residence: Number and Street	Address of Additional Purchaser

[ADDRESS]
City, State and Zip Code	City, State and Zip Code

SS/EIN Identification Number
Telephone Number
[PHONE NUMBER]
Telephone Number
Fax Number (if available)

Fax Number (if available)
E-Mail (if available)
[EMAIL ADDRESS]
E-Mail (if available)
(Signature of Additional Purchaser)

(Signature)

ACCEPTANCE
OF
SUBSCRIPTION

The undersigned, as President and Chief Executive Officer (“CEO”) of Inhibikase Therapeutics, Inc. (“Company”), hereby accepts and agrees to on behalf of Company the foregoing Subscription of [NAME] (the “Subscriber”) for [NUMBER] shares of Company’s Common Stock for and in consideration for the consideration described therein.

IN WITNESS WHEREOF, the undersigned, as President and CEO, has accepted such Subscription on behalf of Company as of [DATE].

Inhibikase Therapeutics, Inc.

By:
Name:	Milton Werner, Ph.D.
Title:	President & CEO

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Shares.
☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.
☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying assets are in excess of $5,000,000.

☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.
☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.
☐	You are a director or executive officer of Inhibikase Therapeutics, Inc.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares, your:

Investment Objectives	☐ Aggressive Growth	☐ Speculation

Rick Tolerance:	☐ Low Risk	☐ Moderate Risk

☐ High Risk

Are you associated with a FNRA Member Firm?    ☐ Yes    ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

I/We understand that this investment is not guaranteed.
I/We are aware that this investment is not liquid.
I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in the Company and the Shares.
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Shares.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser	Signature of Co-Purchaser